united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright St. Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Dr., Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2616

Date of fiscal year end: 9/30

Date of reporting period: 9/30/16

Item 1. Reports to Stockholders.

Annual Report
September 30, 2016

1-855-881-2381

www.cwcadvisors.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

2016 YEAR IN REVIEW

As we have mentioned several times since the fund’s inception, the CWC small cap team has been managing small cap domestic equity portfolios since 2000. We have a sound philosophy and a proven process that has produced, solid long term, risk adjusted returns. Since the roll out of CWC Small Cap Aggressive Value Fund we have endured the most difficult performance period in our history. The following paragraphs are thoughts we published in our newsletters throughout the course of 2015-2016.

Q4 2015

Value investors are happy to see 2015 fade into the rear view mirror. The Russell 2000 returned -4.41% for the year while the Russell 2000 Value returned -7.47%. The CWC Small Cap portfolio lost 9.53% over that period as well. The fourth quarter was similar to the entire year. The Russell 2000 gained 3.59% while the Russell 2000 Value gained 2.88% vs. the CWC portfolio that lost 1.74%. That is disappointing to us as managers, but it is not unexpected given the phenomenon that has been driving stock prices for the past few years. Once again, growth stocks outperformed the markets and their value peers, even though their valuations already seem “stretched”. On the Large Cap side of the market, the FANG effect (Facebook, Amazon, Netflix, Google) we discussed last quarter continues in full swing. The small cap world saw similar price action in the sense that leverage and momentum were seen as enviable characteristics almost regardless of price and valuation. At CWC, we firmly believe that the laws of investing still apply over the long term. Specifically, that valuation is the single most important characteristic when evaluating companies. What we cannot pin down is when the current suspension of the rules will come to an end. We are seeing opportunities in our small cap companies that we have not seen in several years. Investing at times like these has historically led to long term returns that are above historical averages.

Q1 2016

U.S. stock markets muddled through a schizophrenic quarter as investors oscillated between risk-off and risk-on themes. Virtually all significant, developed countries are showing tepid economic growth even with the benefit of unprecedented fiscal stimulus. Investors were scared when the growth rates and forecasts were announced, then excited as the central banks renewed their resolve to continue stimulating their economies. Our Federal Reserve backed off their plan for interest rate hikes, hinting at the probability for two more this calendar year; instead of the earlier expectation of four. Developing countries are in worse shape; led by China who has built significant industrial over-capacity that has yet to be rationalized.

Countries whose economies rely on commodities are seeing signs of stabilization, but at very low levels that are not sustainable long-term. Oil traded in a range from the high $20’s to the low $40’s per barrel, a range we think will be common in the foreseeable future. We are in a post-OPEC world where price is determined by supply and demand, not through price collusion.

Corporate earnings were respectable, but uninspiring; which is exactly how the market reacted to them. We saw glimpses that the markets were starting to favor a valuation based investment approach, but there were also times when the FANG (Facebook, Amazon, Netflix, Google) reigned supreme.

After a difficult January, the CWC Small Cap portfolio rebounded strongly in February with a return of over 4% vs. 0% for the Russell 2000 index. That brought us even for the year. In March the index ran away from us. The Russell 2000 was up 7.89% for the month and given our contrarian style, we would not be expected to keep up with a market accelerating at that pace. We returned a respectable 5.54% for the month, but we gave up our Q1 lead, returning -4.17 compared to -1.52 for the Russell 2000.

Q2 2016

There was no shortage of surprise headlines in the quarter and predictably, they caused the expected amount of market volatility. The most memorable shocker was the U.K.’s decision to leave the European Union. Up until the night before the vote, polls and pundits agreed the vote would be close, but conventional wisdom said the Brits would definitely stay in the union. But alas the improbable occurred and the global markets suffered 5-12% one-day declines. Over the next few days, investors realized the sky was not falling, a UK exit from the EU would take several years and there are several more opportunities to reverse the decision. Within a week the U.S. markets had recovered to levels above pre-Brexit vote levels. On the interest rate front the Federal Reserve stepped aggressively away from the expected interest rate increases. It appears now that Fed Funds rate increases are on hold indefinitely until data shows our economy is on a sure-footed growth path. China appears to be stabilizing which allowed oil and many of the hard-hit commodities to partially recover. Energy was the top performing sector in the S&P 500 in Q2. WTI crude recovered off of it’s low in the low $20’s/barrel to just over $50/barrel. The massive move of over the span of just a few months restored hope that the industry may be in recovery mode. We believe this to be a short, cyclical recovery and has set the upper boundary of a new trading range that will be in place for several years. We believe the global oil market has changed to a “post OPEC” market. This post OPEC market is characterized by Saudi Arabia setting its production goal to maximize market share rather than a production quota set to maximize price/barrel. We believe oil will remain in its new lower trading range until OPEC or another consortium emerges to artificially limit oil production, or global demand outstrips global supply. Both of these scenarios are unlikely for the next several years. The portfolio returned 2.80% for the quarter which is respectable, but didn’t keep up with the 3.79% return of the Russell 2000.

Thank you again for your investment in our fund. We will continue to work hard for you every day with our eyes focused on the long term. At times it may seem difficult but if we continue to pick great operating companies at great prices we will be in good shape over the long haul.

Q3 2016

The third quarter of 2016 was a fantastically strong quarter in the stock market. Our Small Cap Portfolio benefitted from the upswing in stocks and produced a 6.44% return for the 3-month period. That’s a pace that would produce over 28% on an annualized basis. The bad news is the Russell 2000 index returned 9.05% over the same time frame. Those kinds of returns are not the markets where our relatively conservative, value-oriented style would expect to outperform. However, it’s always disappointing to us when we don’t beat our benchmark. Q3 2016 produced a tough year over year comparison of our portfolio +2.75% vs the Russell 2000 +15.47%.

There is so much to talk about this quarter-where do we begin? November 8th cannot come quickly enough. We had believed the markets wouldn’t break out of any meaningful trading range until after the election. That has been basically true, but with plenty of swings. We’ve learned over the years not to predict elections, so we won’t. Certainty, subsequent planning and action is better than uncertainty, so as we said before, November 8th can’t come soon enough.

Interest rates are providing another reason for the incessant gnashing of teeth. We have been in the camp that deflation is a bigger risk than inflation for the past eight years. That view is softening, but hasn’t changed. The Fed put pressure on itself by telegraphing interest rate increases well ahead of their need. They now find themselves in the uncomfortable position of trying to justify why they are deviating from their schedule. Unemployment statistics became less relevant in the last recession as working age individuals left the work force and were no longer counted. That’s how we got to an extremely low unemployment rate (well below the Fed’s target) in a less than robust recovery. One of the most positive signs we’ve seen in the last few months is an increasing unemployment rate caused by growth in the total workforce. It seems that hope of finding a decent job is returning and some are returning to the workforce. We may see an interest rate hike in December, but our prediction is no. We don’t believe one is necessary and more importantly, we don’t believe the Fed thinks one is necessary.

Oil is in the headlines again. There was an agreement in principal at a meeting in Algeria in late September where arch rivals Iran and Saudi Arabia agreed to hold overall production to between 32.5 and 33 million barrels per day. That is a decrease of about ..5 million barrels/day off of August production levels. OPEC plans to allocate the production decrease to its members in November. This is where the “rubber meets the road”. All the members want overall production cuts, but nobody wants to cut their own. A few years ago the alliance fell apart when Saudi Arabia grew tired of carrying more than its fair share of output decreases. We are skeptical there will be any real production cuts out of this symbolic agreement. We do need to take the potential cooperation seriously though. Our outlook on oil has been spot on for the past several years and it is based on the premise that OPEC can no longer artificially inflate the price of oil. It will trade on true supply and demand and we are in a prolonged period of oversupply. Consequently, we have no exposure to exploration and production companies or any oil service companies. As I said, this position has served us well. But if OPEC is able to realign, oil prices will rise and those oil related companies will perform very well and we will be left out. We don’t believe that will happen, but we are watching closely to see if we need to reevaluate our position.

Thank you again for your investment in our fund. We will continue to work hard for you every day with our eyes focused on the long term. At times it may seem difficult but if we continue to pick great operating companies at great prices we will be in good shape over the long haul.

1426-NLD-11/29/2016

CWC SMALL CAP AGGRESSIVE VALUE FUND
PORTFOLIO REVIEW (Unaudited)
September 30, 2016

The Fund’s performance figures* for the periods ended September 30, 2016, as compared to its benchmark:

	Annualized	Annualized	Annualized	Annualized
	One Year	Three Year	Five Year	Since Inception **
CWC Small Cap Aggressive Value Fund - Institutional Class	2.75%	0.57%	8.45%	3.52%
CWC Small Cap Aggressive Value Fund - Retail Class	2.53%	0.31%	8.17%	3.22%
Russell 2000 Total Return Index ***	15.47%	6.71%	15.82%	10.00%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than 1 year are annualized. The total operating expenses before waiver as stated in the fee table to the Fund’s prospectus dated January 28, 2016 are 2.07% and 2.32% for the Institutional Class and Retail Class, respectively. The Fund’s advisor has contractually agreed to waive and/or reimburse certain fees or expenses of the Fund. Absent that arrangement, the performance above would have been lower. For performance information current to the most recent month-end, please call 1-855-881-2381. The Fund’s minimum initial investments for the Retail Class is $10,000; the minimum initial investment for the Institutional Class is $250,000.

**	Inception date is December 31, 2010.

***	The Russell 2000 Total Return Index is an unmanaged market capitalization-weighted index which measures the performance of the small-cap sector of the U.S. stock market. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of September 30, 2016

Top Ten Holdings by Industry	% of Net Assets
Engineering & Construction	11.5%
Banks	8.1%
Healthcare-Products	6.8%
Computers	6.6%
Commercial Services	6.5%
REITS	5.2%
Pharmaceuticals	4.3%
Insurance	4.2%
Retail	4.1%
Semiconductors	4.1%
Other Industries (Common Stock)	35.9%
Other, Cash & Cash Equivalents	2.7%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

CWC SMALL CAP AGGRESSIVE VALUE FUND
PORTFOLIO OF INVESTMENTS
September 30, 2016

Shares		Value
	COMMON STOCK - 97.3%
	AEROSPACE/DEFENSE - 3.4%
2,739	Orbital ATK, Inc.	$208,794

	AIRLINES - 2.3%
3,403	Spirit Airlines, Inc. *	144,730

	AUTO PARTS & EQUIPMENT - 1.6%
2,773	Strattec Security Corp.	97,887

	BANKS - 8.1%
4,909	Columbia Banking Systems, Inc.	160,623
5,566	Opus Bank	196,869
9,933	Umpqua Holdings Corp.	149,492
		506,984
	CHEMICALS - 3.7%
6,546	Kraton Performance Polymers, Inc. *	229,372

	COMMERCIAL SERVICES - 6.5%
5,044	AMN Healthcare Services, Inc. *	160,752
82,994	Performant Financial Corp. *	244,832
		405,584
	COMPUTERS - 6.6%
15,452	Silver Spring Networks, Inc. *	219,109
6,675	TeleTech Holding, Inc.	193,508
		412,617
	DIVERSIFIED FINANCIAL SERVICES - 2.8%
1,184	Affiliated Managers Group, Inc. *	171,325

	ELECTRIC - 2.0%
2,141	Allete, Inc.	127,646

	ELECTRONICS - 2.8%
31,022	Electro Scientific Industries, Inc.	174,964

	ENGINEERING & CONSTRUCTION - 11.5%
9,612	MasTec, Inc. *	285,861
34,199	Sterling Construction Co., Inc. *	264,700
7,602	Tutor Perini Corp. *	163,215
		713,776
	HEALTHCARE-PRODUCTS - 6.8%
10,314	Cardiovascular Systems, Inc. *	244,854
14,986	Cutera, Inc. *	178,633
		423,487
	HOME BUILDERS - 2.3%
6,790	Century Communities, Inc. *	146,053

	HOME FURNISHINGS - 1.5%
3,909	Hooker Furniture Corp.	95,731

	INSURANCE - 4.2%
11,496	Maiden Holdings Ltd.	145,884
7,992	OneBeacon Insurance Group Ltd. - Cl. A	114,126
		260,010
	INVESTMENT COMPANIES - 3.0%
22,826	Prospect Capital Corp.	184,891

	MEDIA - 1.5%
6,977	Houghton Mifflin Harcourt Co. *	93,562

	METAL FABRICATE/HARDWARE - 2.5%
13,228	Northwest Pipe Co. *	156,223

	PHARMACEUTICALS - 4.3%
9,451	Insys Therapeutics, Inc. *	111,427
22,884	TherapeuticsMD, Inc. *	155,840
		267,267
	REAL ESTATE - 2.1%
1,165	Jones Lang LaSalle, Inc.	132,565

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2016

Shares		Value
	COMMON STOCK - 97.3% (Cont.)
	REITS - 5.2%
12,834	Summit Hotel Properties, Inc.	$168,896
5,721	Terreno Realty Corp.	157,385
		326,281
	RETAIL - 4.1%
10,939	Kirkland’s, Inc. *	133,237
16,924	TravelCenters of America LLC *	121,176
		254,413
	SEMICONDUCTORS - 4.1%
1,694	Synaptics, Inc. *	99,235
25,486	Xcerra Corp. *	154,445
		253,680
	SOFTWARE - 2.1%
3,126	Synchronoss Technologies, Inc. *	128,729

	TRANSPORTATION - 2.3%
14,058	Nordic American Tankers Ltd.	142,126

	TOTAL COMMON STOCK (Cost - $4,761,702)	6,058,697

	SHORT-TERM INVESTMENTS - 2.1%
131,210	Dreyfus Cash Management - Institutional Shares, 0.20% **	131,210
	TOTAL SHORT-TERM INVESTMENTS (Cost - $131,210)

	TOTAL INVESTMENTS - 99.4% (Cost - $4,892,912) (a)	$6,189,907
	OTHER ASSETS LESS LIABILITIES - 0.6%	37,711
	NET ASSETS - 100.0%	$6,227,618

*	Non-income producing securities.

**	Money market fund; interest rate reflects seven-day effective yield on September 30, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $5,036,192 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$1,534,953
Unrealized depreciation:	(381,238)
Net unrealized appreciation:	$1,153,715

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2016

ASSETS
Investment securities:
At cost	$4,892,912
At value	$6,189,907
Receivable for securities sold	137,548
Dividends and interest receivable	5,814
Receivable due from Advisor	2,538
Prepaid expenses and other assets	2,034
TOTAL ASSETS	6,337,841

LIABILITIES
Payable for securities purchased	93,498
Accrued audit fees	16,135
Payable to related parties	112
Distribution (12b-1) fees payable	15
Accrued expenses and other liabilities	463
TOTAL LIABILITIES	110,223
NET ASSETS	$6,227,618

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$5,455,372
Accumulated net investment income	54,562
Accumulated net realized loss from security transactions	(579,242)
Net unrealized appreciation of investments	1,296,926
NET ASSETS	$6,227,618

NET ASSET VALUE PER SHARE:
Institutional Class Shares:
Net Assets	$6,156,362
Shares of beneficial interest outstanding	584,865
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$10.53

Retail Class Shares:
Net Assets	$71,256
Shares of beneficial interest outstanding	6,857
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$10.39

(a)	Redemptions of shares held less than 60 days may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2016

INVESTMENT INCOME
Dividends (net of $351 taxes withheld)	$137,155
Interest	361
TOTAL INVESTMENT INCOME	137,516

EXPENSES
Investment advisory fees	80,703
Distribution (12b-1) fees:
Retail Class	334
Professional fees	29,000
Accounting services fees	17,880
Compliance officer fees	13,997
Transfer agent fees	12,765
Trustees fees and expenses	11,498
Administrative services fees	9,420
Printing and postage expenses	7,500
Custodian fees	5,000
Registration fees	2,497
Non 12b-1 shareholder servicing fees	1,248
Insurance expense	501
Miscellaneous expenses	1,500
TOTAL EXPENSES	193,843

Less: Fees waived and reimbursed by the Advisor	(85,495)

NET EXPENSES	108,348

NET INVESTMENT INCOME	29,168

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(116,026)
Net change in unrealized appreciation/(depreciation) of investments	217,053
Net change in unrealized appreciation/(depreciation) of foreign currency translations	12

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	101,039

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$130,207

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2016	September 30, 2015
FROM OPERATIONS
Net investment income	$29,168	$72,698
Net realized loss on investments and foreign currency transactions	(116,026)	(80,473)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	217,065	(613,311)
Net increase/(decrease) in net assets resulting from operations	130,207	(621,086)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Institutional Class	(233,904)	(1,227,709)
Retail Class	(4,357)	(20,072)
From net investment income:
Institutional Class	(21,913)	—
Net decrease in net assets resulting from distributions to shareholders	(260,174)	(1,247,781)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Institutional Class	109,267	372,238
Net asset value of shares issued in reinvestment of distributions:
Institutional Class	228,896	1,128,590
Retail Class	4,357	8,063
Redemption fee proceeds:
Institutional Class	69	—
Payments for shares redeemed:
Institutional Class	(3,419,404)	(2,032,697)
Retail Class	(92,836)	(4,839)
Net decrease in net assets from shares of beneficial interest	(3,169,651)	(528,645)

TOTAL DECREASE IN NET ASSETS	(3,299,618)	(2,397,512)

NET ASSETS
Beginning of Year	9,527,236	11,924,748
End of Year *	$6,227,618	$9,527,236
* Includes undistributed net investment income of:	$54,562	$69,627

SHARE ACTIVITY
Institutional Class:
Shares Sold	10,401	31,461
Shares Reinvested	22,397	102,227
Shares Redeemed	(335,516)	(171,349)
Net decrease in shares of beneficial interest outstanding	(302,718)	(37,661)

Retail Class:
Shares Reinvested	431	738
Shares Redeemed	(9,505)	(388)
Net increase/(decrease) in shares of beneficial interest outstanding	(9,074)	350

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Institutional Class	September 30, 2016	September 30, 2015	September 30, 2014	September 30, 2013	September 30, 2012
Net asset value, beginning of year	$10.55	$12.68	$11.93	$9.49	$8.13

Activity from investment operations:
Net investment income (loss) (1)	0.04	0.08	(0.01)	(0.02)	0.01
Net realized and unrealized gain (loss) on investments	0.24	(0.89)	0.76	2.48	1.38
Total from investment operations	0.28	(0.81)	0.75	2.46	1.39

Less distributions from:
Net investment income	(0.03)	—	—	(0.02)	(0.03)
Net realized gains	(0.27)	(1.32)	—	—	—
Total distributions	(0.30)	(1.32)	—	(0.02)	(0.03)
Paid-in-Capital From Redemption Fees	0.00 (2)	—	—	0.00 (2)	—
Net asset value, end of year	$10.53	$10.55	$12.68	$11.93	$9.49
Total return (3)	2.75%	(6.86)%	6.29%	26.01%	17.06%
Net assets, at end of year (000s)	$6,156	$9,361	$11,729	$11,969	$8,299
Ratio of gross expenses to average net assets (4)	2.40%	2.04%	1.97%	1.94%	3.25%
Ratio of net expenses to average net assets	1.34%	1.34%	1.34%	1.34%	1.34%
Ratio of net investment income (loss)to average net assets (4)	0.37%	0.65%	(0.05)%	(0.19)%	0.11%
Portfolio Turnover Rate	27%	36%	44%	43%	31%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of redemption fees.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and/or Administrator.

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Retail Class	September 30, 2016	September 30, 2015	September 30, 2014	September 30, 2013	September 30, 2012
Net asset value, beginning of year	$10.41	$12.56	$11.85	$9.44	$8.10

Activity from investment operations:
Net investment income (loss) (1)	0.01	0.05	(0.04)	(0.04)	0.02
Net realized and unrealized gain (loss) on investments	0.24	(0.88)	0.75	2.46	1.34
Total from investment operations	0.25	(0.83)	0.71	2.42	1.36

Less distributions from:
Net investment income	—	—	—	(0.01)	(0.02)
Net realized gains	(0.27)	(1.32)	—	—	—
Total distributions	(0.27)	(1.32)	—	(0.01)	(0.02)
Paid-in-Capital From Redemption Fees	—	—	—	0.00 (2)	—
Net asset value, end of year	$10.39	$10.41	$12.56	$11.85	$9.44
Total return (3)	2.53%	(7.11)%	5.99%	25.64%	16.78%
Net assets, at end of year (000s)	$71	$166	$196	$337	$513
Ratio of gross expenses to average net assets (4)	2.65%	2.29%	2.22%	2.17%	3.46%
Ratio of net expenses to average net assets	1.59%	1.59%	1.59%	1.59%	1.59%
Ratio of net investment income (loss) to average net assets (4)	0.14%	0.41%	(0.32)%	(0.41)%	0.20%
Portfolio Turnover Rate	27%	36%	44%	43%	31%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of redemption fees.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and/or Administrator.

See accompanying notes to financial statements.

CWC SMALL CAP AGGRESSIVE VALUE FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2016

1.	ORGANIZATION

The CWC Small Cap Aggressive Value Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is to seek capital appreciation. The Fund commenced operations on December 31, 2010.

The Fund currently offers two classes of shares: Retail Class and Institutional Class shares. Retail Class and Institutional Class shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or

CWC SMALL CAP AGGRESSIVE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

CWC SMALL CAP AGGRESSIVE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2016 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$6,058,697	$—	$—	$6,058,697
Short-Term Investments	131,210	—	—	131,210
Total	$6,189,907	$—	$—	$6,189,907

The Fund did not hold any Level 2 or Level 3 securities during the period.

There were no transfers into or out of Level 1 and 2 during the current period presented. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolio of Investments for industry classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. Dollars.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid monthly. Distributable net realized capital gains are declared and distributed annually in December. Dividends and distributions to shareholders are recorded on ex-date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2013 to September 30, 2015, or expected to be taken in the Fund’s September 30, 2016 year end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund make significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum

CWC SMALL CAP AGGRESSIVE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $2,158,826 and $5,562,815 respectively.

4.	INVESTMENT ADVISORY AGREEMENTS / TRANSACTIONS WITH AFFILIATES

CWC Advisors, LLC (the “Advisor”), serves as investment advisor to the Fund. Subject to the authority of the Board, the Advisor is responsible for the management of the Fund’s investment portfolio. Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, calculated and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended September 30, 2016, the Advisor earned $80,703 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses, at least until January 31, 2017, to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) do not exceed 1.59% and 1.34% of the daily average net assets attributable to the Retail Class and Institutional Class shares, respectively (the “Expense Limitation”). For the year ended September 30, 2016, the Advisor waived fees in the amount of $85,495.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently less than the expense limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If Fund operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. As of September 30, 2016, the total amount of expense reimbursement subject to recapture is $242,719, of which $76,772 will expire on September 30, 2017, $80,452 will expire on September 30, 2018 and $85,495 will expire on September 30, 2019.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Retail Class shares (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plan, the Fund pays 0.25% per year of the average daily net assets of the Retail Class shares for such distribution and shareholder service activities. The Plan is a compensation plan, which means that compensation is provided regardless of the expenses incurred. For the year ended September 30, 2016, the Fund incurred distribution fees of $334 for Retail Class shares pursuant to the Plan.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

CWC SMALL CAP AGGRESSIVE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2016 and September 30, 2015 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2016	September 30, 2015
Ordinary Income	$32,546	$—
Long-Term Capital Gain	227,628	1,247,781
Return of Capital	—	—
	$260,174	$1,247,781

As of September 30, 2016, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$32,461	$—	$(413,861)	$—	$—	$1,153,646	$772,246

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gain (loss), and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales, and adjustments for real estate investment trusts and C-Corporation return of capital distributions.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of the reclass of Fund distributions and adjustments for non-deductible expenses, tax adjustments for real estate investment trusts and C-Corporation return of capital distributions, resulted in reclassifications for the year ended September 30, 2016 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(468)	$(22,320)	$22,788

6.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund. For the year ended September 30, 2016, the Fund was assessed $69 in redemption fees.

7.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Assets Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in

CWC SMALL CAP AGGRESSIVE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2016

Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

8.	SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements other than the following:

The Board has determined based on the recommendation of the Fund’s Advisor that with respect to the CWC Small Cap Aggressive Value Fund, that it is in the best interests of the Fund and its shareholders that the Fund cease operations. The Board has determined to close the Fund and redeem all outstanding shares on December 21, 2016.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Northern Lights Fund Trust and

Shareholders of

CWC Small Cap Aggressive Value Fund

We have audited the accompanying statement of assets and liabilities of CWC Small Cap Aggressive Value Fund, a series of Northern Lights Fund Trust (the “Trust”), including the portfolio of investments as of September 30, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and broker or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CWC Small Cap Aggressive Value Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

November 23, 2016

CWC SMALL CAP AGGRESSIVE VALUE FUND
EXPENSE EXAMPLES (Unaudited)
September 30, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as redemption fees on certain sales of Fund shares, (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016 through September 30, 2016.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	4/1/16	9/30/16	Period*	9/30/16	Period*

Institutional Class	1.34%	$1,000.00	$1,091.20	$7.01	$1,018.30	$6.76
Retail Class	1.59%	$1,000.00	$1,086.80	$8.30	$1,017.05	$8.02

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

CWC SMALL CAP AGGRESSIVE VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2016

CWC Small Cap Aggressive Value Fund * – Adviser: CWC Advisors, LLC

In connection with the regular meeting held on November 16 & 17, 2015 the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between CWC Advisors, LLC (“CWC”) and the Trust, with respect to CWC Small Cap Aggressive Value Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that CWC and its parent company, Cleland Woolworth Capital Group, were founded in 2002 and currently have approximately $116 million in assets under management. They reviewed the background information of the key investment personnel responsible for servicing the Fund noting that the investment team has worked together for over 10 years. The Trustees reviewed CWC’s investment process noting the use of a disciplined fundamental approach to identify stocks with attractive valuations, analyzing financial statements and utilizing various sources to gain an understanding of the company’s business plan and its ability to execute it. They acknowledged that although not all strategy risks can be eliminated, CWC identifies market volatility associated with a concentrated small cap portfolio as its main risk and attempts to mitigate the risk through strict adherence to its investment process and portfolio construction guidelines that include monitoring of position sizing and sector/industry weightings relative to the benchmark. They considered that CWC’s broker-dealer selection process takes into consideration several qualitative factors including competitive commissions, research and execution capabilities to determine the best execution and periodically reviews post trade analytic reports from the brokers used. The Board noted that CWC has a veteran investment team that has been consistent with the implementation of the investment process for many years demonstrating discipline and stability. The Board concluded that CWC should continue to provide high quality service to the Fund for the benefit of shareholders.

Performance. The Trustees noted that the Fund has been achieving its objective of capital appreciation but has been trailing all relevant benchmarks in recent periods. They considered that the Fund holds itself out as a fund leaning to a value approach to stock picking, and that a representative of CWC maintained that a value investing has caused the Fund’s underperformance. The Trustees considered that the Fund exhibits a standard deviation in line with its Morningstar category and that the underperformance shows up in the sharpe ratio of 0.83%. The Trustees agreed that the Fund’s value approach did prove to be beneficial in the market decline in the third quarter of 2015 noting that the Russell 2000 declined 11.92% while the Fund declined 10.66% during that period. The Trustees agreed that CWC appears to be dedicated to sticking to its stock picking philosophy, expecting long term outperformance. The

CWC SMALL CAP AGGRESSIVE VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2016

Trustees concluded that the Fund is achieving its objective of capital appreciation and CWC should be retained.

Fees and Expenses. The Trustees noted that the Fund charges a 1.00% advisory fee, but after the effect of the expense cap, CWC earned a net advisory fee of 0.29% during the prior fiscal year. The Trustees noted that the contractual advisory fee is higher than the 0.91% peer group average and 0.76% Morningstar category average, but well within the range of fees charged by funds in these groups. They further noted that after the Fund’s expense limitation is taken into consideration, the advisory fee earned is exceptionally competitive. They further noted that the Fund’s net expense ratio was in line with the averages and well within the ranges of the Morningstar category funds and the peer group funds. The Trustees concluded that the fee was not unreasonable.

Economies of Scale. The Trustees noted that CWC indicated that it is amenable to a discussion of breakpoints in the future, but noted that the Fund’s current asset levels are not high enough to justify breakpoints at this time. After discussion, it was the consensus of the Board that based on the current and anticipated size of the Fund over the period of the Advisory Agreement, the absence of breakpoints is reasonable at this time. The Trustees determined to revisit the matter of economies of scale at the next renewal and as the size of the Fund materially increases.

Profitability. The Board considered the profits realized by CWC in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the advisory services provided to the Fund. They discussed the benefit to CWC of the soft dollar credits it uses for research services. The Board concluded that, based on the profitability analysis provided by CWC, the fees earned by CWC were limited and not excessive. The Trustees concluded that excessive profitability was not a concern at this time.

Conclusion. Having requested and received such information from CWC as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of CWC Small Cap Aggressive Value Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

CWC SMALL CAP AGGRESSIVE VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2016

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	117	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	117	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund; Altegris KKR Commitments Fund (since 2014) and Ramius Archview Credit and Distressed Fund (since 2015)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	105	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007- February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010-2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	105	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	142	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	142	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

9/30/16 – NLFT_v2

CWC SMALL CAP AGGRESSIVE VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	105	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), Northern Lights Variable Trust (“NLVT”) and Two Roads Shared Trust.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-881-2381.

9/30/16 – NLFT_v2

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

This Page Intentionally Left Blank

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-881-2381 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-881-2381.

INVESTMENT ADVISOR
CWC Advisors, LLC
5800 SW Meadows Road, Suite 230
Lake Oswego, OR 97035

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr., Suite 110
Hauppauge, New York 11788

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2013 – $12,700

2014 – $13,000

2015 – $13,500

2016 - $13,800

(b)	Audit-Related Fees

2013 – None

2014 – None

2015 – None

2016 - None

(c)	Tax Fees

2013 – $3,100

2014 – $3,100

2015 – $3,000

2016 - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2013 – None

2014 – None

2015 – None

2016 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2013	2014	2015	2016
Audit-Related Fees:	0.00%	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 – $3,100     2014 – 3,100     2015 – 3,000     2016 – 3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 12/6/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 12/6/16

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 12/6/16